Exhibit 10.1

CLARIVATE PLC
AMENDMENT NO. 1
TO
REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT dated as of [______], 2021 (this “Amendment”) is entered into by and among CLARIVATE PLC, a public limited company organized under the laws of the Island of Jersey (the “Company”), the KEVLAR INVESTORS (as defined in the Agreement referred to below), the ONEX INVESTORS (as so defined), the BARING INVESTORS (as so defined), the CHURCHILL REPRESENTATIVE (as so defined) and the PENN INVESTORS (as defined below).

WHEREAS, the Company, the Kevlar Investors, the Onex Investors, the Baring Investors and the Churchill Founders (as so defined) are parties to the Registration Rights Agreement dated as of October 1, 2020 (the “Original Agreement,” and as amended hereby, the “Agreement”);

WHEREAS, Section 5.03 of the Original Agreement provides that it may be amended by a written instrument duly executed by the Company and the Kevlar Investors, the Onex Investors and the Baring Investors (for so long as such Onex Investor, Baring Investor or Kevlar Investor holds Registrable Securities) and the Churchill Representative (whose consent is required for any amendment to the Original Agreement that adversely affects any Churchill Founder, solely in his, her or its capacity as a holder of the shares of the Company); and

WHEREAS, in connection with the transactions contemplated by the Transaction Agreement (as defined below), the Company, the Kevlar Investors, the Onex Investors, the Baring Investors and the Churchill Representative desire to amend the Original Agreement on the terms set forth herein so that, among other things, the Penn Investors shall be deemed to be “Investors” under the Original Agreement as of the Penn Closing Date (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Kevlar Investors, the Onex Investors, the Baring Investors and the Churchill Representative hereby amend the Original Agreement on the terms set forth below and the parties hereto agree as follows:

Section 1.01. Definitions.

(a)            Capitalized terms used in this Amendment and not defined herein are used herein as defined in the Original Agreement.

(b)            The following terms, as used herein, have the following meanings:

“Atairos Investors” means [__] and their respective Permitted Transferees holding Registrable Securities.

“Atairos Representative” means [__].

“Board” is defined in the Investor Rights Agreement.

“Capri Exchange Agreement” means the Transaction Agreement dated as of the Penn Signing Date among the Company, Capri Acquisitions Topco Limited, Solaro ExchangeCo Limited, and for certain limited purposes, Leonard Green & Partners, L.P.

“Company Securities” is defined in the Investor Rights Agreement.

“CIG Investors” means [__] and their respective Permitted Transferees holding Registrable Securities.

“CIG Representative” means [__].

“Lock-Up Period” means the period ending on the first anniversary of the Penn Closing Date, provided, however, in the event that the Kevlar Investors, Onex Investors, and Baring Investors have not sold, in the aggregate, 125,000,000 of Registrable Securities for value from and after the Penn Signing Date and prior to the first anniversary of the Penn Closing Date, the Lock-Up Period shall be extended to the earlier of (i) the first date upon which the Kevlar Investors, Onex Investors, and Baring Investors have sold, in the aggregate, 125,000,000 Registrable Securities for value from and after the Penn Signing Date and (ii) October 1, 2022.

“GS Investors” means [__] and their respective Permitted Transferees holding Registrable Securities.

“GS Representative” means [__].

“Penn Closing Date” means the “Closing Date” as defined in the Transaction Agreement.

“Penn Investors” means the CIG Investors, the Atairos Investors and the GS Investors.

“Penn Signing Date” means May 15, 2021.

“Transaction Agreement” means the Transaction Agreement dated as of the Penn Signing Date among the Company, Camelot UK Bidco Limited, Millennium Research Group Inc., Clarivate Science Holdings Corporation, Clarivate US Science Holdings Corporation, ProQuest LLC, ProQuest Holdings Canada LLC, ProQuest Holdings LLC, Cambridge Information Group, Inc., Cambridge Information Group I LLC, CSA GP Corporation, Sara Synder Educational Trust, Samuel Snyder Educational Trust, Natalie Granader Educational Trust, Joshua Granader Educational Trust, Jessica Granader Educational Trust, and A-PQ Holdings, LLC, and Cambridge Information Group III LLC, in its capacity as equityholders’ representative.

“Transfer” is defined in the Investor Rights Agreement.

Section 1.02. Penn Investors Party to Agreement. From and after the Penn Closing Date:

(a)            The Penn Investors shall be admitted as parties to the Original Agreement and hereby agree to become bound by the terms thereof.

(b)            The term “Investors” in the Original Agreement shall be amended and restated in its entirety as follows: ““Investors” means the Kevlar Investors, the Onex Investors, the Baring Investors, the Churchill Founders and the Penn Investors.”

Section 1.03. Penn Investors Registration Request. At any time and from time to time after the Lock-Up Period, any CIG Investor (acting through the CIG Representative), any Atairos Investor (acting through the Atairos Representative) and any GS Investor (acting through the GS Representative), may make a Registration Request to the Company for Registration of all or any portion of the Registrable Securities held by such CIG Investor, Atairos Investor or GS Investor and be considered a Requesting Investor in accordance with Section 2.01(c) of the Original Agreement; provided that any Registration Request by or on behalf of any CIG Investor shall be ineffective to the extent that an offer or sale pursuant thereto would contravene Section 1.06(c) of this Amendment.

Section 1.04. Registration Request.

(a)            From and after the Penn Closing Date, Sections 2.01(c)(ii)(x) and (y) of the Original Agreement are amended and restated in their entirety as follows:

“(x) the intended method of disposition specified in such Registration Request is an Underwritten Offering (excluding Block Trades), and such Requesting Investor has participated in, or been afforded the opportunity to participate in, (A) on or prior to October 1, 2021, two or more Registrations that are Underwritten Offerings (excluding Block Trades) under this paragraph (c) in the 12-month period immediately preceding such Registration Request (it being understood that no Onex Investor or Baring Investor shall be deemed to have participated in, or to have been afforded the opportunity to participate in, a Registration if Section 2.01(e)(i) applies to such Registration) and (B) after October 1, 2021, four or more Registrations that are Underwritten Offerings (excluding Block Trades) under this paragraph (c) in the 12-month period immediately preceding such Registration Request (it being understood that: (1) no Investor shall be deemed to have participated in, or to have been afforded the opportunity to participate in, a Registration if Section 2.01(e)(i) applies to such Registration, (2) in the event that a Registration was initiated by any CIG Investor, Atairos Investor or GS Investor pursuant to Section 1.03 of this Amendment, no Kevlar Investor, Onex Investor or Baring Investor shall be deemed to have been afforded the opportunity to participate in such Registration unless such Investor actually participated in such Registration and (3) in the event that a Registration was initiated by any Kevlar Investor, Onex Investor or Baring Investor pursuant to Section 2.01(c) of the Agreement, no CIG Investor, Atairos Investor or GS Investor shall be deemed to have been afforded the opportunity to participate in such Registration unless such Investor actually participated in such Registration),

(y) the intended method of disposition specified in such Registration Request is a Block Trade, and such Requesting Investor has participated in, or been afforded the opportunity to participate in, (A) on or prior to October 1, 2021, four or more Block Trades under this paragraph (c) in the 12-month period immediately preceding such Registration Request (it being understood that no Onex Investor or Baring Investor shall be deemed to have participated in, or to have been afforded the opportunity to participate in, a Registration if Section 2.01(e)(i) applies to such Registration) and (B) after October 1, 2021, eight or more Block Trades under this paragraph (c) in the 12-month period immediately preceding such Registration Request (it being understood that: (1) no Investor shall be deemed to have participated in, or to have been afforded the opportunity to participate in, a Registration if Section 2.01(e)(i) applies to such Registration, (2) in the event that a Block Trade was initiated by any CIG Investor, Atairos Investor or GS Investor pursuant to Section 1.03 of this Amendment, no Kevlar Investor, Onex Investor or Baring Investor shall be deemed to have been afforded the opportunity to participate in such Block Trade unless such Investor actually participated in such Block Trade and (3) in the event that a Block Trade was initiated by any Kevlar Investor, Onex Investor or Baring Investor pursuant to Section 2.01(c) of the Agreement, no CIG Investor, Atairos Investor or GS Investor shall be deemed to have been afforded the opportunity to participate in such Block Trade unless such Investor actually participated in such Registration), or”

Section 1.05. Registration Expenses.

(a)            From and after the Penn Closing Date, Section 2.04 of the Original Agreement is amended and restated in its entirety as follows:

“In the case of any Registration or Primary Offering, the payment of all Registration Expenses in connection with such Registration or Primary Offering, other than internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), shall be divided pro rata among the Company and each Onex Investor, Baring Investor, Kevlar Investor and Penn Investor that sells securities in connection with such Registration or Primary Offering, as the case may be, calculated on the basis of (x) the number of Ordinary Shares that are actually sold by such Onex Investor, Baring Investor, Kevlar Investor or Penn Investor or the Company divided by (y) the total number of Ordinary Shares that are actually sold by all Onex Investors, Baring Investors, Kevlar Investors, Penn Investors and the Company in the aggregate in such Registration or Primary Offering.”

(b)            From and after the Penn Closing Date, clause (viii) the definition of “Registration Expenses” contained in Section 1.01 of the Original Agreement is amended and restated in its entirety as follows:

“(viii) all reasonable fees and disbursements of one law firm or other counsel selected by the holders of a majority of the Registrable Securities owned by the Kevlar Investors being registered, one law firm or other counsel selected by the holders of a majority of the Registrable Securities owned by the Onex Investors being registered, one law firm or other counsel selected by the holders of a majority of the Registrable Securities owned by the Baring Investors being registered and one law firm or other counsel selected by the holders of a majority of the Registrable Securities owned by the Penn Investors being registered,”

Section 1.06. Penn Investors Lock-Up. From and after the Penn Closing Date:

(a)            Each Penn Investor agrees with the Company that it will not Transfer any Company Securities (or solicit any offers in respect of any Transfer of any Company Securities), except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of this Amendment.

(b)            Each Penn Investor agrees with the Company that it shall not Transfer any Company Securities, directly or indirectly, prior to expiration of the Lock-Up Period; provided that such prohibition shall not apply to Transfers (i) to a Permitted Transferee subject to the same restrictions and obligations as the Transferring Penn Investor; (ii) pursuant to a third party tender offer or exchange offer, as to which the Board (A) recommends acceptance pursuant to Rule 14e-2(a)(1) under the Exchange Act or (B) expresses no opinion or is unable to take a position pursuant to Rule 14e-2(a)(2) or (3) under the Exchange Act; (iii) pursuant to any merger or other similar business combination transaction effected by the Company which is recommended, approved or not opposed by the Board; or (iv) approved in writing by the Company, the Kevlar Investors, the Onex Investors and the Baring Investors, each in its sole and absolute discretion.

(c)            Each CIG Investor agrees that notwithstanding anything to the contrary in the Agreement, the Lock-Up Period shall be extended until the second anniversary of the Penn Closing Date with respect to 50% of the Company Securities beneficially owned by the CIG Investors in the aggregate as a result of the transactions contemplated by the Transaction Agreement.

(d)            No Penn Investor shall knowingly Transfer any Company Securities, directly or indirectly, to any “person” or “group” (in each case within the meaning of Section 13(d) of the Exchange Act), in a single transaction or series of transactions, if such “person” or “group” is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, but excluding the words “within sixty days” appearing in Rule 13d-3(d)(1)(i)) or, after giving effect to any such Transfer, would be such beneficial owner of more than 5% of the outstanding Ordinary Shares of the Company; provided that such prohibition shall not apply to Transfers (i) to an individual or entity that has filed, or is eligible to file and does in fact file, a report on Schedule 13G pursuant to Rule 13d-1(b) or Rule 13d-1(c) under the Exchange Act with respect to its ownership of Company Securities; (ii) to a Permitted Transferee subject to the same restrictions and obligations as the Transferring Penn Investor; (iii) pursuant to a third party tender offer or exchange offer, as to which the Board (A) recommends acceptance pursuant to Rule 14e-2(a)(1) under the Exchange Act or (B) expresses no opinion or is unable to take a position pursuant to Rule 14e-2(a)(2) or (3) under the Exchange Act; (iv) pursuant to any merger or other similar business combination transaction effected by the Company which is recommended, approved or not opposed by the Board; (v) pursuant to an Underwritten Offering or any other offering pursuant to an effective registration statement of the Company; or (vi) approved in writing by the Company in its sole and absolute discretion.

(e)            Each Permitted Transferee that receives a Transfer of Company Securities shall be required, at the time of and as a condition to such Transfer, to become party to the Agreement by executing and delivering to the Company a joinder to the Agreement substantially in the form of Exhibit A to the Agreement, and shall be bound by the applicable provisions hereof and thereof. Each Permitted Transferee hereby agrees to Transfer back to the applicable Transferring Penn Investor all Company Securities previously Transferred to such Permitted Transferee, at or before such time as such Permitted Transferee ceases to be a Permitted Transferee under the Agreement.

(f)            Any purported Transfer, other than in accordance with this Amendment, shall be null and void, and the Company shall refuse to recognize any such Transfer for any purpose.

Section 1.07. Covered Sales. A CIG Investor, Atairos Investor or GS Investor shall only be considered an Investor for purposes of Section 3.02 of the Agreement following the expiration of the Lock-Up Period.

Section 1.08. Waiver; Amendment. From and after the Penn Closing Date, the first sentence of Section 5.03 of the Original Agreement is amended and restated in its entirety as follows:

“This Agreement may be amended or waived only by a written instrument duly executed by the Company and the Onex Investors, Baring Investors and Kevlar Investors (but only for so long as such Onex Investor, Baring Investor or Kevlar Investor holds any Registrable Securities); provided, further, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects (x) any Churchill Founder, solely in his, her or its capacity as a holder of the shares of the Company, shall require the consent of the Churchill Representative or (y) any CIG Investor, Atairos Investor or GS Investor, solely in his, her or its capacity as a holder of the shares of the Company, shall require the consent of the CIG Representative, Atairos Representative or GS Representative, as applicable.”

Section 1.09. Status of Kevlar Investor Ordinary Shares. The parties acknowledge and agree that the Capri TopCo New Shares (as defined in the Capri Exchange Agreement) are and shall be treated as “Company Securities” under the Investor Rights Agreement and “Registrable Securities” under the Agreement, and otherwise subject to the same rights and restrictions as the Capri TopCo Existing Shares (as defined in the Capri Exchange Agreement).

Section 1.10. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

Section 1.11. Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Amendment or the transactions contemplated hereby shall be brought in any state or federal court in The City of New York, Borough of Manhattan, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Amendment shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.02 of the Original Agreement shall be deemed effective service of process on such party.

Section 1.12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 1.13. Specific Performance. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Amendment would be inadequate and, in recognition of this fact, any party to this Amendment, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

Section 1.14. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts (including by means of e-mail or other electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have executed and delivered a counterpart hereof

Section 1.15. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 1.16. Entire Agreement. Section 5.09 of the Original Agreement (Entire Agreement) is incorporated herein by reference, mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

CLARIVATE PLC

By:
	Name:	Jerre L. Stead
	Title:	Executive Chairman and Chief Executive Officer

[Signature page to Amendment No. 1 to Registration Rights Agreement]

Kevlar Investors:

GEI VII Capri Holdings, LLC
	By:	Peridot Coinvest Manager LLC, its manager

Name:
Title:

Green Equity Investors VII, L.P.
By:	GEI Capital VII, LLC, its general partner

Name:
Title:

Green Equity Investors SIDE VII, L.P.
By:	GEI Capital VII, LLC, its general partner

Name:
Title:

LGP Associates VII-A LLC
By:	Peridot Coinvest Manager LLC, its manager

Name:
Title:

LGP Associates VII-B LLC
By:	Peridot Coinvest Manager LLC, its manager

Name:
Title:

[Signature page to Amendment No. 1 to Registration Rights Agreement]

Capri Coinvest LP
By:	Peridot Coinvest Manager LLC, its manager

Name:
Title:

Capri ACQUISITIONS TOPCO LIMITED

By:
Name:
Title:

Address:

Email:
Facsimile No.

[Signature page to Amendment No. 1 to Registration Rights Agreement]

SELIGE CO-INVESTOR POOLING SCSP
By:	Savanna GP S.à r.l., its general partner

Name:
	Title:	Manager

Name:
	Title:	Manager

Address:

Email:
Facsimile No.

[Signature page to Amendment No. 1 to Registration Rights Agreement]

Partners Group Access 946 L.P.
By: Partners Group Management (Scots) LLP, its general partner

By:
Name:
Title:

Address: 50, Lothian Road, Festival Square, Edinburgh, EH3 9WJ, Scotland

Partners Group Summit VCPV, L.P. Inc.
By: Partners Group Cayman Management II Limited, its general partner
By: Partners Group AG, its investment manager

By:
Name:
Title:

Address: Le Bordage, Tudor House, GYl 6BD, St. Peter Port, Guernsey

Partners Group - FPP Op. Co., L.P.
By: Partners Group Cayman Management II Limited, its general partner
By: Partners Group AG, under power of attorney

By:
Name:
Title:

Address: c/o Corporation Service Company 251 Little Falls Drive Wilmington, Delaware 19808, United States

[Signature page to Amendment No. 1 to Registration Rights Agreement]

Partners Group Private Equity (Master Fund), LLC
By: Partners Group (USA) Inc., its member and investment manager,
By: Partners Group AG, under power of attorney

By:
Name:
Title:

Address: 2711, Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

NGB Corporation

By:
Name:
Title:

Address:

Email:
Facsimile No.

[Signature page to Amendment No. 1 to Registration Rights Agreement]

Onex Investors:

NEW PCO II INVESTMENTS LTD

By:
Name:
Title:

By:
Name:
Title:

ONEX PARTNERS HOLDINGS LLC

By:
Name:
Title:

ONEX PARTNERS IV LP

By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Amendment No. 1 to Registration Rights Agreement]

ONEX PARTNERS IV PV LP

By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners IV GP LLC, its general partner
By:	Onex Partners Manager GP ULC, its general partner

By:
Name:
Title:

By:
Name:
Title:

ONEX PARTNERS IV SELECT LP

By:	Onex Partners IV GP LLC, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Amendment No. 1 to Registration Rights Agreement]

ONEX PARTNERS IV GP LP

By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:
Name:
Title:

By:
Name:
Title:

ONEX US PRINCIPALS LP

By:	Onex US Principals GP LLC, its general partner

By:
Name:
Title:

ONEX CAMELOT CO-INVEST LP

By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:
Name:
Title:

By:
Name:
Title:

Address:

Email:
Facsimile No.

[Signature page to Amendment No. 1 to Registration Rights Agreement]

Baring Investor:

ELGIN INVESTMENT HOLDINGS LIMITED

By:	VSG Corporate Limited

By:
Name:
Title:

Address:

Email:
Facsimile No.

[Signature page to Amendment No. 1 to Registration Rights Agreement]

Churchill Representative:

JERRE L. STEAD

Address:	Friars House
160 Blackfriars Road
London, SE1 8EZ
Email:	jerre.stead@clarivate.com

[Signature page to Amendment No. 1 to Registration Rights Agreement]

Penn Investors:

[CIG INVESTORS]

By:
Name:
Title:

Address:

Email:
Facsimile No.

[Signature page to Amendment No. 1 to Registration Rights Agreement]

[ATAIROS INVESTORS]

By:
Name:
Title:

Address:

Email:
Facsimile No.

[Signature page to Amendment No. 1 to Registration Rights Agreement]

[GS INVESTORS]

By:
Name:
Title:

Address:

Email:
Facsimile No.

[Signature page to Amendment No. 1 to Registration Rights Agreement]